UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24, 2013

InoLife Technologies, Inc.
 (Exact Name of Registrant as Specified in Charter)

 New York
(State or Other Jurisdiction of Incorporation)

000-50863
(Commission File Number)

30-299889
 (I.R.S. Employer Identification No.)

6040-A Six Forks Rd., #135
Raleigh, N.C. 27609
(Address of Principal Executive Offices)

919-727-9186
 (Issuer Telephone Number)

Copies to:
John T. Root, Jr., Attorney at Law
PO Box 5666
Jacksonville, AR 72078
(501) 529-8567 Tel
(501) 325-1130 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

InoLife Technologies, Inc.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3

Signatures		4

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 29, 2013, the Board of Directors (the “Board”) of Inolife Technologies, Inc. (the “Company”), received a resignation from Sharon Berthold as Executive Vice President and Director, upon a unanimous vote from the Board, it accepted the resignation of Sharon Berthold as Officer and Director of the Company, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOLIFE TECHNOLOGIES, INC.

Date: December 16, 2013	By:	/s/ Gary Berthold
Gary Berthold
Principal Executive Officer